SHARE BASED COMPENSATION AND BENEFIT PLANS	12 Months Ended
Dec. 31, 2015
SHARE BASED COMPENSATION AND BENEFIT PLANS [Abstract]
SHARE BASED COMPENSATION AND BENEFIT PLANS

NOTE 14 – SHARE BASED COMPENSATION AND BENEFIT PLANS

We maintain share based payment plans that include a non-employee director stock purchase plan and a long-term incentive plan that permits the issuance of share based compensation, including stock options and non-vested share awards. The long-term incentive plan, which is shareholder approved, permits the grant of additional share based awards for up to 0.3 million shares of common stock as of December 31, 2015. The non-employee director stock purchase plan permits the grant of additional share based payments for up to 0.2 million shares of common stock as of December 31, 2015. Share based awards and payments are measured at fair value at the date of grant and are expensed over the requisite service period. Common shares issued upon exercise of stock options come from currently authorized but unissued shares.

During 2015 and 2014, pursuant to our long-term incentive plan, we granted in each year 0.07 million, shares of restricted stock and 0.03 million performance stock units (“PSUs”) to certain officers. The shares of restricted stock issued during 2015 cliff vest after a period of three years, the shares of restricted stock issued during 2014 vest ratably over three years and the PSUs issued in both years cliff vest after a period of three years. The performance feature of the PSUs is based on a comparison of our total shareholder return over the three year period starting on the grant date to the total shareholder return over that period for a banking index of our peers.

During 2013, we issued 0.1 million restricted stock units to certain of our executive officers. These restricted stock units cliff vest after a period of three years. We used the market value of the common stock on the date of grant to measure compensation cost for these non-vested share awards.

During 2013, pursuant to our performance-based compensation plans, we granted 0.1 million stock options to certain officers. The stock options have an exercise price equal to the market value on the date of grant, vest ratably over a three year period and expire 10 years from date of grant. We use the Black Scholes option pricing model to measure compensation cost for stock options. We also estimate expected forfeitures over the vesting period.

Our directors may elect to receive at least a portion of their quarterly cash retainer fees in the form of common stock (either on a current basis or on a deferred basis) pursuant to the non-employee director stock purchase plan referenced above. Shares equal in value to that portion of each director’s fees that he or she has elected to receive in stock are issued each quarter and vest immediately. We issued 0.01 million shares, 0.01 million shares and 0.06 million shares to directors during 2015, 2014 and 2013, respectively, and expensed their value during those same periods.

During 2013, a portion of our president’s annual salary was paid in the form of common stock. The amount paid in common stock (also referred to as “salary stock”) was $0.020 million. These shares were issued each pay period and vested immediately. No salary stock was paid during 2015 and 2014.

Total compensation expense recognized for grants pursuant to our long-term incentive plan was $1.4 million, $1.0 million and $0.9 million in 2015, 2014 and 2013, respectively. The corresponding tax benefit relating to this expense was $0.5 million, $0.4 million and zero in 2015, 2014 and 2013, respectively. Total expense recognized for non-employee director share based payments was $0.1 million, $0.2 million and $0.3 million in 2015, 2014 and 2013, respectively. The corresponding tax benefit relating to this expense was $0.03 million, $0.1 million and zero in 2015, 2014 and 2013, respectively.

At December 31, 2015, the total expected compensation cost related to non-vested stock options, restricted stock, PSUs and restricted stock unit awards not yet recognized was $1.5 million. The weighted-average period over which this amount will be recognized is 1.6 years.

A summary of outstanding stock option grants and related transactions follows:

	Number of Shares	Average Exercise Price	Weighted- Average Remaining Contractual Term (Years)	Aggregated Intrinsic Value
				(In thousands)
Outstanding at January 1, 2015	281,820	$4.69
Granted	—
Exercised	(42,204)	3.25
Forfeited	(2,096)	4.77
Expired	(1,924)	6.79
Outstanding at December 31, 2015	235,596	$4.94	6.12	$2,443
Vested and expected to vest at December 31, 2015	234,949	$4.93	6.11	$2,437
Exercisable at December 31, 2015	213,154	$4.78	5.98	$2,245

A summary of outstanding non-vested stock and related transactions follows:

	Number of Shares	Weighted- Average Grant Date Fair Value
Outstanding at January 1, 2015	407,130	$6.31
Granted	108,761	13.07
Vested	(249,526)	3.92
Forfeited	(4,384)	12.88
Outstanding at December 31, 2015	261,981	$11.29

A summary of the weighted-average assumptions used in the Black-Scholes option pricing model for grants of stock options follows (no stock options were granted in 2015 and 2014):

2013
Expected dividend yield	0.31%
Risk-free interest rate	1.12
Expected life (in years)	6.00
Expected volatility	101.30%
Per share weighted-average grant date fair value	$4.98

The risk-free interest rate for the expected term of the option is based on the U.S. Treasury yield curve in effect at the time of the grant. The expected life was obtained using a simplified method that, in general, averaged the vesting term and original contractual term of the stock option. This method was used as relevant historical data of actual exercise activity was very limited. The expected volatility was based on historical volatility of our common stock.

Certain information regarding options exercised during the periods ending December 31 follows:

	2015	2014	2013
	(In thousands)
Intrinsic value	$444	$321	$117
Cash proceeds received	$137	$96	$39
Tax benefit realized	$155	$112	$—

We maintain 401(k) and employee stock ownership plans covering substantially all of our full-time employees. During 2015 we matched 50% of employee contributions to the 401(k) plan up to a maximum of 4% of participating employees’ eligible wages. During 2014 and 2013 we matched 100% of employee contributions up to a maximum of 2% and 1%, respectively of participating employees’ eligible wages. Contributions to the employee stock ownership plan are determined annually and require approval of our Board of Directors. The maximum contribution is 6% of employees’ eligible wages. Contributions to the employee stock ownership plan were 2% for 2015 and 2014 and 3% for 2013. Amounts expensed for these retirement plans were $1.2 million, $1.0 million, and $1.2 million in 2015, 2014 and 2013, respectively.

Our officers participate in various performance-based compensation plans. Amounts expensed for all incentive plans totaled $5.7 million, $4.2 million and $5.0 million, in 2015, 2014 and 2013, respectively.

We also provide certain health care and life insurance programs to substantially all full-time employees. Amounts expensed for these programs totaled $3.6 million, $3.9 million and $3.8 million in 2015, 2014 and 2013 respectively. These insurance programs are also available to retired employees at their own expense.